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                                                                    Exhibit 23.2


                          CONSENT OF HORTON & COMPANY

We consent to this Registration Statement of ABCI Holdings, Inc. on Form S-8 for our report relating to the financial statements of Interspace Enterprises, Inc. dated December 31, 2000.


Dated: September 25, 2001


/s/ Horton & Company
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    Horton & Company